                                                                       EXHIBIT 4


================================================================================



                       HAWAIIAN ELECTRIC INDUSTRIES, INC.

                                       TO

                                 CITIBANK, N.A.

                                     Trustee


                                 _______________


                          THIRD SUPPLEMENTAL INDENTURE

                           Dated as of August 1, 2002


                                       to


                                    INDENTURE

                          Dated as of October 15, 1988


                                 ______________



================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RECITALS .................................................................    1

                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01   Terms from the Indenture ..................................    2
Section 1.02   Definitions of New Terms ..................................    2

                                ARTICLE TWO

                        CREATION OF SERIES D NOTES

Section 2.01   Creation of the Series D Notes ............................    3
Section 2.02   Particulars of the Series D Notes .........................    3


                               ARTICLE THREE

                            ADDITIONAL COVENANT

Section 3.01   Additional Covenant for Series D Notes ....................    7
               Restrictions On Sales of HECO .............................    7

                               ARTICLE FOUR

                               MISCELLANEOUS

Section 4.01   Counterparts ..............................................    7
Section 4.02   Other Sections of Indenture not Affected ..................    7
Section 4.03   Severability ..............................................    7
Section 4.04   Administrative Procedures .................................    7

EXHIBIT A      FORM OF SERIES D NOTE--FIXED RATE
EXHIBIT B      FORM OF SERIES D NOTE--FLOATING RATE

                  THIRD SUPPLEMENTAL INDENTURE, dated as of August 1, 2002, between Hawaiian Electric Industries, Inc., a corporation duly organized and existing under the laws of the State of Hawaii (herein called the "Company"), having its principal office at 900 Richards Street, Honolulu, Hawaii 96813, and Citibank, N.A., a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the "Trustee"), having its principal corporate trust office at 111 Wall Street, New York, New York 10043.

                             RECITALS OF THE COMPANY

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture dated October 15, 1988 (herein called the "Original Indenture"), to provide for the issuance from time to time of its unsecured debt, notes or other evidences of indebtedness (in the Original Indenture and herein called the "Securities"), to be issued in one or more series as in the Original Indenture provided; and

                  WHEREAS, the Original Indenture, as the same hereby is or from time to time in the future may be amended or supplemented by indentures supplemental thereto, is hereinafter referred to as the "Indenture"; and

                  WHEREAS, under the Indenture, $60,000,000 aggregate principal amount of the Company's Medium-Term Notes, Series A ("Series A Notes"), $244,000,000 aggregate principal amount of the Company's Medium-Term Notes, Series B ("Series B Notes"), and $300,000,000 aggregate principal amount of the Company's Medium-Term Notes, Series C ("Series C Notes"), have been executed, authenticated, delivered and issued by the Company; and

                  WHEREAS, Section 901 of the Indenture provides that without the consent of any Holders under the Indenture, the Company and the Trustee may enter into an indenture supplemental to the Indenture for, among other things, the purpose of establishing the form or terms of the Securities of any series as contemplated in Sections 201 and 301 of the Indenture, including, without limitation, adding to the covenants of the Company for the benefit of the Holders of all Securities under the Indenture; and

                  WHEREAS, the Company by action duly taken has authorized the issuance of a series of Securities to be designated as "Medium-Term Notes, Series D" (the "Series D Notes"), which series is limited in aggregate principal amount to $300,000,000 and is subject to such provisions as are set forth in this Third Supplemental Indenture to the Indenture; and

                  WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under Section 901 of the Indenture and pursuant to appropriate action of its Board of Directors or committees thereof, has fully resolved and determined to make, execute and deliver to the Trustee a Third Supplemental Indenture in the form hereof for the purposes herein provided; and

                  WHEREAS, all conditions have been complied with, all actions have been taken and all things have been done which are necessary to make the Series D Notes, when executed by the Company and authenticated by or on behalf of the Trustee, and when delivered as herein and in the Indenture provided, the valid obligations of the Company and to make this Third Supplemental Indenture a valid and binding supplemental indenture.

          NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Series D Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Series D Notes, as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

          Section 1.01 Terms from the Indenture. For all purposes of this Third
                       ------------------------
Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) terms used herein in capitalized form and defined in the Original Indenture shall have the meanings specified in the Original Indenture;

          (2) the words "herein," "hereof" and "hereto" and other words of similar import used in this Third Supplemental Indenture refer to this Third Supplemental Indenture as a whole and not to any particular section or other subdivision of this Third Supplemental Indenture.

          Except as otherwise expressly provided or unless the context otherwise requires, "Third Supplemental Indenture" means this instrument as originally executed or, if amended or supplemented pursuant to the applicable provisions of the Indenture, as so amended or supplemented.

          Section 1.02 Definitions of New Terms. The following terms used herein
                       ------------------------
shall have the following meanings in this Third Supplemental Indenture:

          "Capital Stock" means, with respect to any Person, any and all corporate stock, shares, interests, participations or other equivalents (however designated) of corporate stock of such Person.

          "HECO" shall mean Hawaiian Electric Company, Inc., a corporation duly organized under the laws of the Kingdom of Hawaii and duly existing under the laws of the State of Hawaii, and any surviving, resulting or transferee corporation.

          "Voting Shares" means the shares of Capital Stock of any Person of any class or classes ordinarily having voting power for the election of directors of such Person.

          "Wholly-Owned Subsidiary" means a Person 100% of whose Voting Shares are at the time owned by the Company directly or indirectly through other Wholly-Owned Subsidiaries.

                                   ARTICLE TWO

                           CREATION OF SERIES D NOTES

          Section 2.01 Creation of the Series D Notes. There is hereby created a
                       ------------------------------
new series of Securities to be issued under the Indenture and this Third Supplemental Indenture designated as "Medium-Term Notes, Series D" (the "Series D Notes").

          The Series D Notes shall constitute a single series of Securities under the Indenture and shall be in the forms of Fixed Rate Note or Floating Rate Note attached hereto as Exhibit A and Exhibit B, respectively.

          Section 2.02 Particulars of the Series D Notes. In accordance with
                       ---------------------------------
Section 301 of the Indenture, the Series D Notes shall have the following terms (the numbered clauses set forth below corresponding to the numbered subsections of said Section 301):

          1. The title of the Securities of the series is "Medium-Term Notes, Series D".

          2. The limit upon the aggregate principal amount of the Series D Notes which may be authenticated and delivered under the Indenture (except for Series D Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Series D Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture) is $300,000,000. Subject to the foregoing, the aggregate principal amount of the Series D Notes to be issued and sold from time to time shall be as agreed to by an Agent and the Company as described in the Distribution Agreement, dated August 16, 2002, among the Company and
Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Robert
W. Baird & Co. Incorporated, Janney Montgomery Scott LLC and U.S. Bancorp Piper Jaffray Inc. (the "2002 Distribution Agreement"). The Company will notify the Trustee of such aggregate principal amount, as well as the other terms and provisions thereof, in accordance with the Administrative Procedures (the "Administrative Procedures") attached as Annex II to the 2002 Distribution Agreement.

          3. Interest payments in respect of Series D Notes will be in an amount equal to the interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the Original Issue Date (as defined herein), if no interest has been paid or duly made available for payment) to but excluding the applicable Interest Payment Date or Maturity, as the case may be. Interest shall be payable with respect to a Series D Note to the Person in whose name such Series D Note is registered at the close of business on the Regular Record Date for each Interest Payment Date, provided, however, that interest payable at Maturity will be payable to the person to whom principal shall be payable. The first payment of interest on any Series D Note originally issued between a Regular Record Date and the related Interest Payment Date will be made on the Interest Payment Date immediately following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date.

          4. The date on which the principal of each of the Series D Notes is payable shall be any Business Day from nine months to thirty years from the date of issuance agreed to and established on behalf of the Company by any two of the President, Financial Vice President, Treasurer or Controller (the "Authorized Officers") from time to time pursuant to the 2002 Distribution Agreement and the Administrative Procedures and shall be set forth in a related pricing supplement (each, a "Pricing Supplement") to the Prospectus dated August 16, 2002 (the "Prospectus") relating to the Series D Notes and in the Series D Notes.

          5. Each of the Series D Notes shall bear interest either at a fixed rate, in which event the attached form of Fixed Rate Note shall be utilized, or at a floating rate, in which event the attached form of Floating Rate Note shall be utilized. Unless otherwise specified in the applicable Floating Rate Note, the floating rate of interest may be calculated by reference to the Commercial Paper Rate, the Prime Rate, LIBOR, the Treasury Rate, the CD Rate or the Federal Funds Rate, as set forth in the attached form of Floating Rate Note (each, a "Base Rate"), plus or minus a "Spread" and/or multiplied by a Spread Multiplier, in each case as and to the extent set forth in the applicable Floating Rate Note and Pricing Supplement. The rate (fixed or floating) at which each of the Series D Notes shall bear interest shall be determined and established by any two Authorized Officers of the Company from time to time pursuant to the Administrative Procedures and shall be set forth in a Pricing Supplement to the Prospectus and in the applicable Series D Notes. Such rate shall also be the rate at which interest shall accrue on any overdue principal and premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. Each interest-bearing Series D Note will bear interest from the date of issuance of such Series D Note (the "Original Issue Date") at the rate per annum, in the case of a Fixed Rate Note, or pursuant to the interest rate formula, in the case of a Floating Rate Note, in each case as set forth in such Series D Note and the applicable Pricing Supplement, until the principal thereof is paid or made available for payment. Unless otherwise indicated in the applicable Series D Note and Pricing Supplement, the "Regular Record Date" with respect to any Fixed Rate Note and any Floating Rate Note shall be the date (whether or not a Business Day) 15 calendar days prior to the related Interest Payment Date.

          Except as otherwise set forth in the Prospectus for the Series D Notes, the applicable Pricing Supplement or the applicable Series D Note, interest on the Series D Notes shall be payable, in the case of Fixed Rate Notes, semi-annually on February 10 and August 10 in each year; in the case of Floating Rate Notes which reset daily, weekly, or monthly, on the third Wednesday of each month or on the third Wednesday of January, April, July and October of each year (as specified in the applicable Pricing Supplement and in such Floating Rate Note); in the case of Floating Rate Notes which reset quarterly, on the third Wednesday of January, April, July and October of each year; in the case of Floating Rate Notes which reset semi-annually, on the third Wednesday of the two months of each year specified in the applicable Pricing Supplement and in such Floating Rate Note; and in the case of Floating Rate Notes which reset annually, on the third Wednesday of the month of each year specified in the applicable Pricing Supplement and in such Floating Rate Note (each, an "Interest Payment Date"); and in each case, at Maturity with respect to the principal then maturing. If any Interest

Payment Date or the Maturity of a Fixed Rate Note falls on a day that is not a Business Day, the related payment of principal, premium, if any, and/or interest need not be made on such day, but may be made on the next succeeding Business Day as if made on the date such payment was due, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day. If any Interest Payment Date other than the Maturity Date for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, and interest will continue to accrue in respect of the payment made on that next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Base Rate and that Business Day falls in the next succeeding calendar month, the particular Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date of a Floating Rate Note falls on a day that is not a Business Day, the Company will make the required payment of Principal, premium, if any, and interest on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day. As used herein, "Business Day" means any day other than a Saturday or Sunday or any other day on which banks in The City of New York are generally authorized or obligated by law or executive order to close, and with respect to Floating Rate Notes as to which LIBOR is an applicable Base Rate, is also a London Business Day. As used herein, "London Business Day" means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

          6. The place or places where the principal of (and premium, if any) and interest on Series D Notes, if issued in certificated form, shall be payable and where the Series D Notes, if issued in certificated form, are to be surrendered for registration of transfer or exchange, shall be at the offices and agencies of the Company maintained for that purpose in the Borough of Manhattan in The City of New York, which shall be the Corporate Trust Office of the Trustee, or at such other location selected by the Company, agreed to by the Trustee and consistent with the Indenture (a "Place of Payment"). Payments of the principal (and premium, if any) and interest due with respect to Series D Notes issued in book-entry form will be made by the Company through the Trustee to The Depository Trust Company, or other depositary selected by the Company, consistent with procedures agreed to by the Company and such depositary. Payments of the principal (and premium, if any) and interest due at Maturity with respect to any Series D Note, if issued in certificated form, will be made in immediately available funds upon presentation and surrender of such Series D Note (and, in the case of any repayment on an Optional Repayment Date, upon submission of a duly completed election form in accordance with the provisions described below) at the Corporate Trust Office or other Place of Payment, provided, however, that such Series D Note is presented to the Trustee or other
--------  -------
Paying Agent in time for the Trustee or other Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest other than at Maturity with respect to such Series D Note will be made at the Corporate Trust Office; provided, however, that the payment of such interest may
                        --------  -------
be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, a Holder of $10,000,000 or more in aggregate principal amount of such Series D Notes, if issued in certificated form, having the same Interest Payment Dates will be entitled to receive interest payments (other than at Maturity) by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.

          7. The Series D Notes are not redeemable by the Company prior to Maturity unless otherwise specified pursuant to the Administrative Procedures and set forth in the related Pricing Supplement to the Prospectus, and unless a Redemption Commencement Date and an Initial Redemption Percentage are specified in the Series D Notes. Such redemption of any Series D Note may be made in whole or in part at the discretion of the Company, upon not less than 30 nor more than 60 calendar days' notice, provided that if such redemption could result in a Series D Note remaining Outstanding in a denomination of less than the applicable minimum denomination, such Series D Note shall be redeemed in whole. The Series D Notes, if provided for in an applicable Pricing Supplement and in the Series D Notes, will be subject to repayment at the option of the Holders thereof, on not less than 30 nor more than 60 calendar days' notice, in accordance with the terms of such Series D Notes on their respective optional repayment date, if any, as agreed upon by the Company and the purchasers thereof at the time of sale (each, an "Optional Repayment Date"). If no Optional Repayment Date is indicated with respect to a Series D Note, such Note will not be repayable at the option of the Holder thereof prior to its Stated Maturity.

          8. Unless otherwise specified pursuant to the Administrative Procedures and set forth in the related Pricing Supplement to the Prospectus, there is no obligation of the Company to redeem or purchase the Series D Notes pursuant to any sinking fund or analogous provision, or at the option of a Holder thereof.

          9. The Series D Notes will be denominated in, and payments of principal, premium, if any, and interest, if any, in respect thereof will be made in, United States dollars. Each Series D Note will be issued in fully registered book-entry form or certificated form and the denominations in which the Series D Notes shall be issuable are $1,000 and any amount in excess thereof which is an integral multiple of $1,000.

          10. No covenants, agreements or warranties, other than those set forth in the Original Indenture and this Third Supplemental Indenture, shall apply to the Series D Notes.

          11. Section 403 of the Indenture shall apply to the Series D Notes.

          12. Section 1101 of the Indenture shall apply to the Series D Notes.

          13. Upon declaration of acceleration of the Maturity of the Series D Notes pursuant to Section 502 of the Indenture, the entire principal amount of the Series D Notes (other than Discount Notes) shall be payable.

                                  ARTICLE THREE

                               ADDITIONAL COVENANT

               Section 3.01 Additional Covenant for Series D Notes. Subject to
                            --------------------------------------
Section 1010 of the Indenture, the following covenant shall be an additional covenant so long as any Series D Notes are Outstanding:

               Restrictions On Sales of HECO. The Company will not sell,
               -----------------------------
transfer or otherwise dispose of, or permit HECO to issue, sell, transfer or otherwise dispose of, other than to the Company or to a Wholly-Owned Subsidiary, Voting Shares of HECO; provided, however, that this covenant shall not restrict
                       --------  -------
consolidations of HECO with or mergers of HECO with or into (i) the Company or any Wholly-Owned Subsidiary or (ii) any other corporation if the corporation formed by such consolidation or merger shall be a Wholly-Owned Subsidiary of the Company.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

               Section 4.01 Counterparts. This instrument may be executed in any
                            ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

               Section 4.02 Other Sections of Indenture not Affected. All
                            ----------------------------------------
Articles, Sections and portions of Sections of the Original Indenture other than those supplemented and amended as provided above are hereby ratified, confirmed and continued in full force and effect in their entirety and are not hereby supplemented or amended in any way.

               Section 4.03 Severability. If any provisions of this Third
                            ------------
Supplemental Indenture shall be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provisions in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

               Section 4.04 Administrative Procedures. The Trustee shall comply
                            -------------------------
with the Administrative Procedures, as they may be amended from time to time in accordance with the 2002 Distribution Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date and year first above written.

                               HAWAIIAN ELECTRIC INDUSTRIES, INC.

[CORPORATE SEAL]
                               By: /s/ ROBERT F. MOUGEOT
                                  -----------------------------------
                                   Name:   Robert F. Mougeot
Attest:                            Title:  Financial Vice President, Treasurer
                                           and Chief Financial Officer

/s/ PETER C. LEWIS             By: /s/ CURTIS Y. HARADA
------------------------          -----------------------------------
Name: Peter C. Lewis               Name:   Curtis Y. Harada
Title: Vice President-             Title:  Controller and
      Administration and                   Principal Accounting Officer
      Corporate Secretary

                               CITIBANK, N.A., as Trustee

[CORPORATE SEAL]
                               By: /s/ PATRICK DE FELICE
                                  -----------------------------------
Attest:                            Name:   Patrick De Felice
                                   Title:  Vice President

/s/ NANCY FORTE
------------------------
Name: Nancy Forte
Title: Assistant Vice
       President

STATE OF HAWAII           )
                          )    ss.:
CITY & COUNTY OF HONOLULU )


                  On the 13th day of August, 2002, before me personally came Robert F. Mougeot and Curtis Y. Harada, to me known, who, being by me duly sworn, do depose and say that they are the Financial Vice President, Treasurer and Chief Financial Officer, and Controller and Principal Accounting Officer of Hawaiian Electric Industries, Inc., one of the corporations described in and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that they signed by their name thereto by like authority.

                                               /s/ MOLLY M. EGGED
                                               ---------------------------------
                                               Name: Molly M. Egged
                                               My commission expires: 6/7/2005
                                               Notary Public, State of Hawaii

STATE OF NEW YORK   )
                    )    ss.:
COUNTY OF NEW YORK  )


                  On the 13th day of August, 2002, before me personally came Patrick De Felice, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Citibank, N.A., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                            /s/ PETER M. PAVLYSHIN
                                            ------------------------------------
                                            Name: Peter M. Pavlyshin
                                            Notary Public, State of New York
                                                   No. 41-4991297
                                             Qualified in New York County
                                             Commission Expires January 27, 2006

                                                                       Exhibit A
                                                                       ---------

                             FORM OF FIXED RATE NOTE

             (Except as otherwise indicated, the bracketed language applies only to Notes held in book-entry form through DTC)

         [UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY (THE "DEPOSITARY") TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                       HAWAIIAN ELECTRIC INDUSTRIES, INC.
                           MEDIUM-TERM NOTE, SERIES D
                                  (Fixed Rate)

CUSIP No.                                Principal Amount:  $

FXR No.                                  Stated Maturity Date:

Original Issue Date:                     Redemption Commencement Date:

Interest Rate:                           Initial Redemption Percentage:

Interest Payment Date(s):                Annual Redemption Percentage Reduction:

[ ]   Check if a Discount Note           Other Provisions:
        Issue Price:

                                         Addendum Attached:  [ ]  Yes   [ ]  No

Optional Repayment Date(s):

         HAWAIIAN ELECTRIC INDUSTRIES, INC., a corporation duly organized and existing under the laws of Hawaii (hereinafter called "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to

, or registered assigns, the principal sum of
                                                                        DOLLARS
on the Stated Maturity Date specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date), and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, periodically on the Interest Payment Date or Dates specified above, commencing with the first such Interest Payment Date next succeeding the Original Issue Date specified above, and on the Stated Maturity Date (or any Redemption Date or any Optional Repayment Date with respect to which such option has been exercised, each such Stated Maturity Date, Redemption Date and Optional Repayment Date being hereinafter referred to as a "Maturity" with respect to the principal repayable on such date), at the Interest Rate per annum set forth above, until the principal hereof is paid or made available for payment, and at the Interest Rate per annum set forth above on any overdue premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest; provided, however, that if such Original Issue Date is
                         --------  -------
after the Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the second Interest Payment Date following the Original Issue Date to the Holder of this Note on the Regular Record Date with respect to such second Interest Payment Date. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

         Notwithstanding the foregoing, if an Addendum is attached hereto or "Other Provisions" apply to this Note as specified above, this Note will be subject to the terms set forth in such Addendum or such "Other Provisions."

         Interest on this Note will accrue from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the Original Issue Date if no interest has been paid or duly made available for payment) to, but excluding, the applicable Interest Payment Date or Maturity, as the case may be. If any Interest Payment Date or the Maturity of this Note falls on a day that is not a Business Day, the related payment of principal, premium, if any, and/or interest need not be made on such day, but may be made on the next succeeding Business Day as if made on the date such payment was due, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day. The interest so payable, and punctually paid or duly made available for payment, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for each Interest Payment Date, which date (whether or not a Business Day), shall be 15 calendar days next preceding each such Interest

Payment Date; provided, however, that interest payable at Maturity will be payable to the Person to whom the principal hereof will be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. As used herein, "Business Day" means any day other than a Saturday or Sunday or any other day on which banks in The City of New York are generally authorized or obligated by law or executive order to close.

         This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities", and the series thereof to which this Note belongs being herein called the "Notes"), issued and to be issued in one or more series under an Indenture dated as of October 15, 1988, as supplemented by a Third Supplemental Indenture, dated as of August 1, 2002 (as so supplemented, hereinafter called the "Indenture"), between the Company and Citibank, N.A., as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated above. The Notes of this series may be issued from time to time at varying maturities (between nine months and thirty years from the Original Issue Date specified above) and interest rates and in an aggregate principal amount up to $300,000,000.

         Payments of the principal (and premium, if any) and interest due with respect to this Note, if issued in book-entry form, will be made by the Company through the Trustee to The Depository Trust Company, or other depositary selected by the Company, consistent with procedures agreed to by the Company and such depositary. Payments of the principal (and premium, if any) and interest due at Maturity with respect to this Note, if issued in certificated form, will be made in immediately available funds upon presentation and surrender of such Note (and, in the case of any repayment on an Optional Repayment Date, upon submission of a duly completed election form in accordance with the provisions described herein) at the Corporate Trust Office or the Trustee or other Paying Agent, provided, however, that this Note is presented to the Trustee or other
       --------  -------
Paying Agent in time for the Trustee or other Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest other than at Maturity with respect to this Note, if issued in certificated form, will be made at the Corporate Trust Office; provided, however, that the
                                                  --------  -------
payment of such interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, a Holder of $10,000,000 or more in aggregate principal amount of Notes issued in certificated form and having the same Interest Payment Dates will be entitled to receive interest payments (other than at Maturity) by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date (any such wire transfer instructions received by the Trustee to remain in effect until revoked in writing by such Holder).

         This Note will not be subject to any sinking fund and, unless otherwise specified in this Note in accordance with the provisions of the following two paragraphs, will not be redeemable or repayable prior to the Stated Maturity Date.

         If a Redemption Commencement Date and an Initial Redemption Percentage are specified in this Note, this Note will be subject to redemption at the option of the Company prior to the Stated Maturity Date on any date on or after the Redemption Commencement Date specified in this Note, in whole or from time to time in part in increments of $1,000 or the minimum authorized denomination (provided that any remaining principal amount hereof will be at least $1,000 or such minimum authorized denomination), at the Redemption Price together with unpaid interest accrued thereon to the date fixed for redemption (each, a "Redemption Date"), on notice given no less than 30 nor more than 60 calendar days prior to the Redemption Date and in accordance with the provisions of the Indenture. The "Redemption Price" will initially be the Initial Redemption Percentage specified in this Note (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage will decline at each anniversary of the Redemption Commencement Date by the Annual Redemption Percentage Reduction, if any, specified in this Note until the Redemption Price is equal to 100% of the unpaid principal amount to be redeemed. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms as this Note will be issued in the name of the Holder hereof upon the presentation and surrender hereof.

         If one or more Optional Repayment Dates are specified in this Note, this Note will be subject to repayment by the Company at the option of the Holder hereof prior to the Stated Maturity Date on the Optional Repayment Date(s) specified in this Note, in whole or in part in increments of $1,000 or the minimum authorized denomination (provided that any remaining principal amount hereof will be at least $1,000 or such minimum authorized denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (each, a "Repayment Date"). For this Note to be repaid, this Note must be received, together with the form hereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its corporate trust office not less than 30 nor more than 60 calendar days prior to the Repayment Date. Exercise of such repayment option by the Holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note will be issued in the name of the Holder hereof upon the presentation and surrender hereof.

         If this Note is a Discount Note as specified herein, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity of this Note will be equal to the sum of (i) the Issue Price specified in this Note (increased by any accruals of the Discount) and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption

Percentage Reduction, if applicable) and (ii) any unpaid interest on this Note accrued from the Original Issue Date to the Redemption Date, Optional Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the principal amount of this Note, if a Discount Note, is referred to herein as the "Discount."

          For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Optional Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause the yield on the Note to be constant. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period, corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period), a coupon rate equal to the initial interest rate applicable to this Note and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Note and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

          If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the right of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

          Unless otherwise set forth above, the Notes of this series are issuable only in registered form, without coupons, in minimum denominations of $1,000 and any amount in excess thereof that is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein and herein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          This Note will for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                                            HAWAIIAN ELECTRIC INDUSTRIES, INC.

[CORPORATE SEAL]
                                            By: ________________________________
                                                Name:
                                                Title:

                                            By: ________________________________
                                                Name:
                                                Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

                                            CITIBANK, N.A., as Trustee



                                            By: ________________________________
                                                Authorized Officer

                            OPTION TO ELECT REPAYMENT
             (For use only if Holder has option to elect repayment)


          The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid together with unpaid accrued interest to the Optional Repayment Date, to the undersigned, at _____________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address of the undersigned)

          For this Note to be repaid, the Trustee must receive at the Corporate Trust Office, ____________________________, New York, New York __________, or at
such other place or places of which the Company shall from time to time notify the Holder of this Note, not less than 30 nor more than 60 calendar days prior to an Optional Repayment Date, if any, specified in this Note, this Note with this "Option to Elect Repayment" form duly completed.

          If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of $1,000) which the Holder elects to have repaid and specify the denomination or denominations (which shall be $1,000 or an integral multiple of $1,000 in excess of $1,000) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

                                        ________________________________________
Principal Amount

to be Repaid:  $________________        NOTICE:  The signature(s) on this Option
                                        to Elect Repayment must correspond with
Denomination(s) of Note(s) To Be        the name as specified in this Note in
Issued for Portion of Note Not Repaid   every particular, without alteration or
(if applicable): $______________        enlargement or any change whatsoever.

Date:  _________________________

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription specified in this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM -- as tenants in common

         UNIF GIFT MIN ACT --....................Custodian......................
                                                               (Minor)

                        Under Uniform Gifts to Minors Act

                        .................................
                                     (State)

         TEN ENT-- as tenants by the entireties
         JT TEN -- as joint tenants with right of survivorship and not as tenants in common

         Additional abbreviations may also be used though not in the above list.

                         _____________________________

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfers unto

Please Insert Social Security or Other
       Identifying Number of-Assignee:

                         _____________________________

________________________________________________________________________________

                   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                         INCLUDING ZIP CODE OF ASSIGNEE:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

the within Note and all rights hereunder, hereby irrevocably constituting and appointing ____________________________________________________________________
attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated: _______________________________      ____________________________________


NOTICE: The signature to this assignment must correspond with the name as specified in the within instrument in every particular, without alteration or enlargement, or any change whatsoever.

                                                                       Exhibit B
                                                                       ---------

                           FORM OF FLOATING RATE NOTE

         (Except as otherwise indicated, the bracketed language applies only to Notes held in book-entry form through DTC)


          [UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY (THE "DEPOSITARY") TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                       HAWAIIAN ELECTRIC INDUSTRIES, INC.
                           MEDIUM-TERM NOTE, SERIES D
                                 (Floating Rate)

CUSIP No.:                                  Principal Amount: $

FLR No.                                     Stated Maturity Date:

Original Issue Date:                        Interest Payment Date(s):

Base Rate(s):                               Interest Determination Date(s):

Spread (indicate Plus or Minus):            Interest Reset Date(s):

Spread Multiplier:                          Initial Interest Reset Date:

Initial Interest Rate:

Maximum Interest Rate:                      In LIBOR:
                                            [_] LIBOR Reuters
Minimum Interest Rate:                      [_] LIBOR Telerate

[_] Check if a Discount Note                Calculation Agent (if other
     Issue Price:                            than the Trustee):

Index Maturity:                             Optional Repayment Date(s):

Redemption Commencement Date:               Other Provisions:

Initial Redemption Percentage:              Addendum Attached: [_] Yes  [_] No

Annual Redemption Percentage Reduction:

          HAWAIIAN ELECTRIC INDUSTRIES, INC. a corporation duly organized and existing under the laws of Hawaii (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to

, or registered assigns, the principal sum of
                                                                        DOLLARS
on the Stated Maturity Date specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date), and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, periodically on each Interest Payment Date, commencing with the first such Interest Payment Date next succeeding the Original Issue Date specified above, and on the Stated Maturity Date (or any Redemption Date or any Optional Repayment Date with respect to which such option has been exercised, each such Stated Maturity Date, Redemption Date and Optional Repayment Date being hereinafter referred to as a "Maturity" with respect to the principal repayable on such date), at the rate of interest to be determined in accordance with the following provisions (the "Floating Interest Rate"), until the principal hereof is paid or made available for payment, and at the Floating Interest Rate on any overdue premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest; provided, however, that if such Original Issue
                                 --------  -------
Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the second Interest Payment Date following the Original Issue Date to the Holder of this Note on the Regular Record Date with respect to such second Interest Payment Date.

          Notwithstanding the foregoing, if an Addendum is attached hereto or "Other Provisions" apply to this Note as specified above, this Note will be subject to the terms set forth in such Addendum or such "Other Provisions."

          Interest on this Note will accrue from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the Original Issue Date if no interest has been paid or duly made available for payment) to, but excluding, the applicable Interest Payment Date or Maturity, as the case may be (the "Interest Period"). If any Interest Payment Date other than the Maturity Date of this Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, and interest will continue to accrue in respect of the payment made on that next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Base Rate and that Business Day falls in the next succeeding calendar month, the particular Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date of a Floating Rate Note falls on a day that is not a Business Day, the Company will make the required payment of Principal, premium, if any, and interest on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day. The interest so payable, and punctually paid or duly made available for payment, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for each Interest Payment Date, which date (whether or not a Business Day) shall be 15 calendar days next preceding such Interest Payment Date; provided, however, that interest payable at Maturity will be payable to the Person to whom the principal hereof will be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. As used herein, "Business Day" means any day other than a Saturday or Sunday or any other day on which banks in The City of New York are generally authorized or obligated by law or executive order to close, and with respect to Notes as to which LIBOR is an applicable Base Rate, is also a London Business Day. As used herein, "London Business Day" means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

          This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities", and the series thereof to which this Note belongs being herein called the "Notes"), issued and to be issued in one or more series under an Indenture dated as of October 15, 1988, as supplemented by a Third Supplemental Indenture dated as of August 1, 2002 (as so supplemented, herein called the "Indenture"), between the Company and Citibank, N.A., as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated above. The Notes of this series may be issued from time to time at varying maturities (from nine months to thirty years from the Original Issue Date specified above) and interest rates and in an aggregate principal amount up to $300,000,000.

          Payments of the principal (and premium, if any) and interest due with respect to this Note, if issued in book-entry form, will be made by the Company through the Trustee to The Depository Trust Company, or other depositary selected by the Company, consistent with procedures agreed to by the Company and such depositary. Payments of the principal (and premium, if any) and interest due at Maturity with respect to this Note, if issued in certificated form, will be made in immediately available funds upon presentation and surrender of such Note (and, in the case of any repayment on an Optional Repayment Date, upon submission of a duly completed election form in accordance with the provisions described herein) at the Corporate Trust Office of the Trustee or other Place of Payment, provided, however, that this Note is presented to the Trustee or other
         --------  -------
Paying Agent in time for the Trustee or other Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest other than at Maturity with respect to this Note, if issued in certificated form, will be made at the Corporate Trust Office; provided, however, that the
                                                  --------  -------
payment of such interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, a Holder of $10,000,000 or more in aggregate principal amount of Notes issued in certificated form and having the same Interest Payment Dates will be entitled to receive interest payments (other than at Maturity) by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date (any such wire transfer instructions received by the Trustee to remain in effect until revoked in writing by such Holder).

          This Note will not be subject to any sinking fund and, unless otherwise specified in this Note in accordance with the provisions of the following two paragraphs, will not be redeemable or repayable prior to the Stated Maturity Date.

          If a Redemption Commencement Date and an Initial Redemption Percentage are specified in this Note, this Note will be subject to redemption at the option of the Company prior to the Stated Maturity Date on any date on or after the Redemption Commencement Date specified in this Note, in whole or from time to time in part in increments of $1,000 or the minimum authorized denomination (provided that any remaining principal amount hereof will be at least $1,000 or such minimum authorized denomination), at the Redemption Price together with unpaid interest accrued thereon to the date fixed for redemption (each, a "Redemption Date"), on notice given no less than 30 nor more than 60 calendar days prior to the Redemption Date and in accordance with the provisions of the Indenture. The "Redemption Price" will initially be the Initial Redemption Percentage specified in this Note (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage will decline at each anniversary of the Redemption Commencement Date by the Annual Redemption Percentage Reduction, if any, specified in this Note until the Redemption Price is equal to 100% of the unpaid principal amount to be redeemed. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms as this Note will be issued in the name of the Holder hereof upon the presentation and surrender hereof.

          If one or more Optional Repayment Dates are specified in this Note, this Note will be subject to repayment by the Company at the option of the Holder hereof prior to the

Stated Maturity Date on the Optional Repayment Date(s) specified in this Note, in whole or in part in increments of $1,000 or the minimum authorized denomination (provided that any remaining principal amount hereof will be at least $1,000 or such minimum authorized denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (each, a "Repayment Date"). For this Note to be repaid, this Note must be received, together with the form hereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its corporate trust office not less than 30 nor more than 60 calendar days prior to the Repayment Date. Exercise of such repayment option by the Holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note will be issued in the name of the Holder hereof upon the presentation and surrender hereof.

          If this Note is a Discount Note as specified herein, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity of this Note will be equal to the sum of (i) the Issue Price specified in this Note (increased by any accruals of the Discount) and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) and (ii) any unpaid interest on this Note accrued from the Original Issue Date to the Redemption Date, Optional Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the principal amount of this Note, if a Discount Note, is referred to herein as the "Discount."

          For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Optional Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause the yield on the Note to be constant. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period, corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period), a coupon rate equal to the initial interest rate applicable to this Note and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

          Unless otherwise indicated herein, this Note will bear interest at a rate determined by reference to an interest rate basis (the "Base Rate"), which may be adjusted by a Spread and/or Spread Multiplier. The applicable Base Rate may be: (a) the Commercial Paper Rate (if applicable, this Note being a "Commercial Paper Rate Note"), (b) the Prime Rate (if applicable, this Note being a "Prime Rate Note"), (c) LIBOR (if applicable, this Note being a "LIBOR Note"), (d) the Treasury Rate (if applicable, this Note being a "Treasury Rate Note"), (e) the CD Rate (if applicable, this Note being a "CD Rate Note"), (f) the Federal Funds Rate (if applicable, this Note being a "Federal Funds Rate Note") or (g) such other Base Rate or interest rate formula as is set forth herein. If the applicable Base Rate is LIBOR, this Note will also specify the Designated LIBOR Page, as such term is defined below.

          Unless otherwise specified herein, the interest rate with respect to this Note will be calculated by reference to the specified Base Rate or Rates
(a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one one-hundredth of a percentage point), if any, specified herein to be added to or subtracted from the Base Rate for this Note to calculate the interest rate for this Note, and the "Spread Multiplier" is the percentage, if any, specified herein to be multiplied by the Base Rate (or by the Base Rate increased or decreased by the Spread) to calculate the interest rate for this Note. The "Index Maturity" for this Note is the period to maturity of the instrument or obligation from which the Base Rate is calculated.

          Unless otherwise specified in this Note, the interest rate with respect to each Base Rate will be determined in accordance with the applicable provisions below. Except as set forth in this Note, the interest rate in effect on each day shall be (i) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.

          The rate of interest on this Note will be reset daily, weekly, monthly, quarterly, semi-annually or annually (each, an "Interest Reset Date"). The Interest Reset Date will be, in the case of Notes that reset daily, each Business Day; in the case of Notes (other than Treasury Rate Notes) which reset weekly, the Wednesday of each week; in the case of Treasury Rate Notes which reset weekly, the Tuesday of each week; in the case of Notes which reset monthly, the third Wednesday of each month; in the case of Notes which reset quarterly, the third Wednesday of January, April, July and October of each year; in the case of Notes which reset semi-annually, the third Wednesday of two months of each year as specified above; and in the case of Notes which reset annually, the third Wednesday of one month of each year as specified above; provided, however, that the interest rate in effect from the Original Issue Date
--------  -------
to the first Interest Reset Date with respect to a Note will be the Initial Interest Rate (as set forth in this Note). If any Interest Reset Date for this Note would otherwise be a day that is not a Business Day, such Interest Reset Date will be postponed to the next succeeding day that is a Business Day, except that in the case of a Note as to which LIBOR is an applicable Base Rate, if such Business Day falls in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day.

          Except as provided below, interest will be payable in the case of Notes which reset: (i) daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of January, April, July and October of each year, as specified above; (ii) quarterly, on the third Wednesday of January, April, July and October of each year; (iii) semiannually, on the third Wednesday of the two months of each year specified above; and (iv) annually, on the third Wednesday of the month of each year specified above (each, an "Interest Payment Date") and, in each case, at Maturity with respect to the principal repayable on such date.

          The Interest Determination Date pertaining to an Interest Reset Date for a Commercial Paper Rate Note (the "Commercial Paper Rate Interest Determination Date"), for a Prime Rate Note (the "Prime Rate Interest Determination Date"), for a CD Rate Note (the "CD

Rate Interest Determination Date") and for a Federal Funds Rate Note (the "Federal Funds Rate Interest Determination Date") will be the second Business Day preceding such Interest Reset Date. The Interest Determination Date for a LIBOR Note (the "LIBOR Interest Determination Date") will be the second London Business Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which day Treasury bills (as defined below) would normally be auctioned by the U.S. Department of the Treasury. Treasury bills are generally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as a result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. The Interest Determination Date pertaining to a Note the interest rate of which is determined by reference to two or more Base Rates will be the most recent Business Day that is at least two Business Days prior to the applicable Interest Reset Date for this Note on which each Base Rate is determinable. Each Base Rate will be determined as of the applicable Interest Determination Date, and the applicable interest rate will take effect on the applicable Interest Reset Date.

          Notwithstanding the other provisions herein, the daily Floating Interest Rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified in this Note and, in addition, the Floating Interest Rate shall in no event be higher than the maximum rate permitted by New York or Hawaii law, whichever is lower, as the same may be modified by United States law of general application.

          Except as otherwise provided herein, all percentages resulting from any calculations on this Note will be rounded to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point being rounded up, e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent (with one half cent being rounded up).

          Accrued interest is calculated by multiplying the principal amount of this Note by an accrued interest factor. The interest factor is computed by adding the interest factor calculated for each day in the Interest Period. The interest factor (expressed as a decimal) for each such day is computed by dividing the interest rate (expressed as a decimal) applicable to such date by 360, in the case of Commercial Paper Rate Notes, Prime Rate Notes, LIBOR Notes, CD Rate Notes or Federal Funds Rate Notes, or by the actual number of days in the year, in the case of Treasury Rate Notes. The interest factor for Notes for which the interest rate is determined by reference to two or more Base Rates will be calculated in each period in the same manner as if only the lowest, highest or average of the applicable Base Rate applied, as specified above or in the Addendum hereto.

          The Calculation Agent (which shall be the Trustee unless otherwise specified above) shall calculate the Floating Interest Rate on this Note on or before each Calculation Date and, upon request, provide to Holders the Floating Interest Rate then in effect and, if calculated, to become in effect. The Calculation Agent's determination of any Floating Interest Rate will be final and binding in the absence of manifest error. The Calculation Date, if applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day and (ii) the Business Day preceding the applicable Interest Payment Date or Maturity, as the case may be.

          Unless otherwise provided in this Note, the Calculation Agent shall determine each Base Rate in accordance with the following provisions:

Determination of Commercial Paper Rate

          The "Commercial Paper Rate" with respect to each Interest Reset Date will be determined by the Calculation Agent on the Calculation Date and will be the Money Market Yield (as defined below) as of the Commercial Paper Rate Interest Determination Date next preceding such Interest Reset Date of the rate for commercial paper having the Index Maturity specified above, as such rate shall be published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication (such publication being hereinafter called "H.15(519)"), under the heading "Commercial Paper-Nonfinancial". In the event that such rate is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate with respect to such Interest Reset Date will be the Money Market Yield on the applicable Commercial Paper Rate Interest Determination Date of the rate for commercial paper of the Index Maturity specified in this Note as published in the daily update of H.15(519), available through the world-wide web site of the Board of Governors of the Federal Reserve System at http://federalreserve.gov/releases/h15/update, or any successor site or publication (such site or publication being hereinafter called "H.15 Daily Update"), under the heading "Commercial Paper-Nonfinancial" (with an Index Maturity of one month or three months being deemed to be an equivalent to an Index Maturity of 30 days or 90 days, respectively). If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or H.15 Daily Update, then the Commercial Paper Rate will be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on the applicable Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent, in its discretion, for commercial paper of the specified Index Maturity placed for an industrial issuer whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating organization. If the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as described in the preceding sentence, the Commercial Paper Rate with respect to such Interest Reset Date will be the Commercial Paper Rate in effect on such Interest Determination Date.

          "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

               Money Market Yield = D x 360 x 100
                                    -------------
                                    360-(D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the applicable Interest Reset Period.

Determination of Prime Rate

          The "Prime Rate" with respect to each Interest Reset Date will be determined by the Calculation Agent on the Calculation Date and will be the rate as of the Prime Rate Interest Determination Date next preceding such Interest Reset Date as published in H. 15(519) under the heading "Bank Prime Loan". In the event that such rate is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate with respect to such Interest Reset Date will be the applicable rate as published in H.15 Daily Update under the heading "Bank Prime Loan." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or
H.15 Daily Update, then the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on such Prime Rate Interest Determination Date on the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or any successor service or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen USPRIME1 Page") as such bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page as of 3:00 P.M., New York City time, on the applicable Prime Rate Interest Determination Date, the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date as furnished in The City of New York by the major money center banks, if any, that have provided such quotations and by a reasonable number of substitute banks or trust companies to obtain four such prime rate quotations, provided such substitute banks or trust companies are organized and doing business under the laws of the United States, or any state thereof, each having total equity capital of at least $500 million and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to provide such rate or rates. If the banks or trust companies selected as aforesaid by the Calculation Agent are not quoting rates as described in the preceding sentence, the Prime Rate with respect to such Interest Reset Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

Determination of LIBOR

          "LIBOR" with respect to each Interest Reset Date will be determined by the Calculation Agent on the Calculation Date in accordance with the following provisions:

     (i) With respect to a LIBOR Interest Determination Date, LIBOR will be either: (a) if "LIBOR Reuters" is specified in this Note, the arithmetic mean of the offered rates (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in U.S. dollars having the Index Maturity specified in this Note, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, or (b) if "LIBOR Telerate" is specified in this Note or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in this Note as the method for calculating LIBOR, the rate for deposits in U.S. dollars having the Index Maturity specified in this Note, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates so appear, or if no such rate so appears where the Designated LIBOR Page provides only for a single rate, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with the provisions described in subparagraph (ii) below.

     (ii) With respect to a LIBOR Interest Determination Date on which fewer offered rates appear than are required in subparagraph (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market selected by the Calculation Agent, in its discretion, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of the Index Maturity specified in this Note, commencing on the applicable Interest Reset Date to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. dollars in such market at such time. If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, on such LIBOR Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent for loans in U.S. dollars to leading European banks, having the Index Maturity specified in this Note and in a principal amount that is representative for a single transaction in U.S. dollars in such market at such time. If the banks so selected by the Calculation Agent are not quoting rates as described in the preceding sentence, LIBOR determined as of such LIBOR Interest Determination Date will be LIBOR in effect under the Note on such LIBOR Interest Determination Date.

          "Designated to LIBOR Page" means (a) if "LIBOR Reuters" is specified in this Note, the display in the Reuter Monitor Money Rates Service (or any successor service) on the page specified in this Note (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for U.S. dollars, or (b) if "LIBOR Telerate" is specified in this Note or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in this Note as the method for calculating LIBOR, the display on the Moneyline Telerate Service (or any successor service) on the page specified in this Note (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for U.S. dollars.

Determination of Treasury Rate

          The "Treasury Rate" with respect to each Interest Reset Date will be determined by the Calculation Agent on the Calculation Date and will be the rate for the auction held on the Treasury Rate Interest Determination Date (the "Auction") next preceding such Interest Reset Date of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in this Note as published under the heading "INVESTMENT RATE" on the display on the Moneyline Telerate Service (or any successor service) on page 56 (or any other page as may replace that page on that service) or page 57 (or any other page as may replace that page on that service). In the event that such rate is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate with respect to such Interest Reset Date will be the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury bills as published in H.15 Daily Update under the heading "U.S. Government Securities/Treasury Bills/Auction High." In the event that the rate referred to in the preceding sentence is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate with respect to such Interest Reset Date will be the Bond Equivalent Yield of the auction rate of the applicable Treasury bills as announced by the United States Department of the Treasury. In the event that the rate referred to in the preceding sentence is not so announced by the United States Department of the Treasury, or if the Auction is not held, then the Treasury Rate with respect to such Interest Reset Date will be the Bond Equivalent Yield of the rate for the applicable Treasury bills as published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Secondary Market." In the event that the rate referred to in the preceding sentence is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate with respect to such Interest Reset Date will be the rate for the applicable Treasury Bills as published in H.15 Daily Update under the heading "U.S. Government Securities/Treasury Bills/Secondary Market." In the event that the rate referred to in the preceding sentence is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate will be calculated by the Calculation Agent and shall be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three primary United States government securities dealers selected by the Calculation Agent, in its discretion, for the issue of Treasury bills with a remaining maturity closest to the Index Maturity designated in this Note. If the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as described in the preceding sentence, the Treasury Rate with respect to such Interest Reset Date will be the Treasury Rate in effect under the Note on such Treasury Rate Interest Determination Date.

          "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

          Bond Equivalent Yield =   D x N x 100
                                    -----------
                                    360-(D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Reset Period.

Determination of CD Rate

          The "CD Rate" with respect to each Interest Reset Date will be determined by the Calculation Agent on the Calculation Date and will be the rate as of the CD Rate Interest Determination Date next preceding such Interest Reset Date for negotiable United States dollar certificates of deposit having the Index Maturity specified in this Note as published in H.15(519) under the heading "CDs (secondary market)". In the event that such rate is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate with respect to such Interest Reset Date shall be the rate on such CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified in this Note as published in H.15 Daily Update under the heading "CDs (secondary market)". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or H.15 Daily Update, the CD Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates, as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable United States certificates of deposit of major United States money center banks with a remaining maturity closest to the Index Maturity specified in this Note in United States dollars. If the dealers selected as aforesaid by the Calculation Agent are not quoting rates as described in the preceding sentence, the CD Rate with respect to such Interest Reset Date will be the CD Rate in effect under the Note on such CD Rate Interest Determination Date.

Determination of Federal Funds Rate

          The "Federal Funds Rate" with respect to each Interest Reset Date will be determined by the Calculation Agent on the Calculation Date and will be the rate as of the Federal Funds Interest Determination Date next preceding such Interest Reset Date for United States dollar federal funds as published in H. 15(519) under the heading "Federal Funds (Effective)" and displayed on the Moneyline Telerate Service (or any successor service) on page 120 (or any other page as may replace that page on that service). In the event that such rate does not appear on such page 120 or is not published prior to 3:00 P.M., New York City time, on the relevant Calculation Date, then the Federal Funds Rate with respect to such Interest Reset Date will be the rate on such Federal Funds Interest Determination Date as published in H.15 Daily Update under the heading "Federal Funds (Effective)". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or H.15 Daily Update, the Federal Funds Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates, as of 9:00 A.M., New York City time, on the applicable Federal Funds Interest Determination Date, for the last transaction in overnight United States federal funds arranged by three leading brokers of United States federal funds transactions in The City of New York selected by the Calculation Agent. If the brokers selected as aforesaid by the Calculation Agent are not quoting rates as described in the preceding sentence, the Federal Funds Rate with respect to such Interest Reset Date will be the Federal Funds Rate in effect under the Note on such Federal Funds Interest Determination Date.

          The Indenture contains provisions to defeasance at any time of (a) the entire indebtedness of this Note and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

          If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding on behalf of the Holders of all Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney, duly authorized in writing and thereupon one or more new notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

          Unless otherwise set forth above, the Notes of this series are issuable only in registered form, without coupons, in minimum denominations of $1,000 and any amount in excess thereof that is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein and herein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          This Note will for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                           HAWAIIAN ELECTRIC INDUSTRIES, INC.
[CORPORATE SEAL]

                                           By: _________________________________
                                               Name:
                                               Title:

                                           By: _________________________________
                                               Name:
                                               Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                           CITIBANK, N.A., as Trustee

                                           By: _________________________________
                                               Authorized Officer

                            OPTION TO ELECT REPAYMENT
             (For use only if Holder has option to elect repayment)


          The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid together with unpaid accrued interest to the Optional Repayment Date, to the undersigned, at _____________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address of the undersigned)

          For this Note to be repaid, the Trustee must receive at the Corporate Trust Office, ____________________________, New York, New York __________, or at
such other place or places of which the Company shall from time to time notify the Holder of this Note, not less than 30 nor more than 60 calendar days prior to an Optional Repayment Date, if any, specified in this Note, with this "Option to Elect Repayment" form duly completed.

          If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of $1,000) which the Holder elects to have repaid and specify the denomination or denominations (which shall be $1,000 or an integral multiple of $1,000 in excess of $1,000) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

                                        ________________________________________
Principal Amount
to be Repaid:  $_________________       NOTICE:  The signature(s) on this Option
                                        to Elect Repayment must correspond with
Denomination(s) of Note(s) To Be        the name as specified in this Note in
Issued for Portion of Note Not Repaid   every particular, without alteration or
(if applicable): $_______________       enlargement or any change whatsoever.

Date: ___________________________

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription specified in this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM -- as tenants in common

         UNIF GIFT MIN ACT -- .................. Custodian .....................
                                                                (Minor)

                       Under Uniform Gifts to Minors Act

                       .................................
                                    (State)

         TEN ENT-- as tenants by the entireties
         JT TEN -- as joint tenants with right of survivorship and not as tenants in common

         Additional abbreviations may also be used though not in the above list.

                          ____________________________

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfers unto

Please Insert Social Security or Other
       Identifying Number of Assignee:

                          ____________________________

________________________________________________________________________________

                   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                         INCLUDING ZIP CODE OF ASSIGNEE:

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________


the within Note and all rights hereunder, hereby irrevocably constituting and appointing ___________________________________________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:  __________________


NOTICE: The signature to this assignment must correspond with the name as specified in the within instrument in every particular, without alteration or enlargement, or any change whatsoever.